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                                                                   EXHIBIT 23.00


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 33-97914 of Red Roof Inns, Inc. on Form S-8 of our report dated February 16, 1998, appearing in this Annual Report on Form 10-K of Red Roof Inns, Inc. for the year ended January 3, 1998.







DELOITTE & TOUCHE, LLP
Columbus, Ohio
March 24, 1998


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